United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 21, 2024

Date of Report (Date of earliest event reported)

Cheetah Net Supply Chain Service Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6201 Fairview Road, Suite 225 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 826-7280

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As reported in the Current Report on Form 8-K (File No. 001-41761) previously filed with the U.S. Securities and Exchange Commission on October 4, 2024, Cheetah Net Supply Chain Service Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on September 30, 2024. At the Special Meeting, the stockholders approved the Company’s Fourth Amended and Restated Articles of Incorporation to authorize a reverse stock split of the issued shares of the Company’s common stock (the “Common Stock”), par value $0.0001 per share, at a ratio ranging from 1-for-10 to 1-for-30, as determined at the discretion of the Company’s board of directors (the “Board”).

Following the Special Meeting, on October 7, 2024, the Board approved a reverse stock split (the “Reverse Stock Split”) of the Common Stock at a ratio of 1-for-16 (the “Reverse Stock Split Ratio”). The Reverse Stock Split took effect at 9:00 a.m., Eastern Time, on October 21, 2024 (the “Effective Time”). To implement the Reverse Stock Split, the Company filed its Fourth Amended and Restated Articles of Incorporation with the Secretary of State of North Carolina on October 8, 2024.

At the Effective Time, each 16 shares of Common Stock outstanding were automatically combined into one new share of Common Stock. No fractional shares were issued in connection with the Reverse Stock Split; any fractional shares resulting from the Reverse Stock Split were rounded up to the nearest whole share. The par value per share of the Common Stock remained unchanged. The Class A common stock of the Company is expected to begin trading on a split-adjusted basis on October 24, 2024, at which time the Class A common stock will be assigned a new CUSIP number (16307X202).

Additionally, at the Effective Time, proportionate adjustments were made to the Company’s Amended and Restated 2024 Stock Incentive Plan based on the Reverse Stock Split Ratio, including adjustments to the number of shares available for awards and the exercise price of outstanding awards.

The foregoing description of the Reverse Stock Split does not purport to be complete and is subject to and qualified in its entirety by reference to the Company’s Fourth Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws;

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
3.1	Fourth Amended and Restated Articles of Incorporation of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2024

Cheetah Net Supply Chain Service Inc.

By:	/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors